UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Commission File Number 000-50098

Date of Report (Date of earliest event reported):   October 1, 2026

PUBLIC COMPANY MANAGEMENT CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	88-0493734
(IRS Employer Identification No.)

9350 Wilshire Boulevard, Suite 203
Beverly Hills, CA	90212
(Address of principal executive offices)	( Zip Code)

Not applicable
(Former name or former address, if changed since last report.)

310 862 1957
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	PCMC	OTCID Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On October 1, 2026, Public Company Management Corporation, a Nevada corporation (the “Company”), entered into Amendment No. 1 and Waiver to Share Exchange Agreement (the “Amendment”) with Physicians Capital Management Corporation, a Maryland corporation (“Physicians”), Conrad Ivie, M.D. (“Ivie”). The Amendment amends the Share Exchange Agreement, dated as of June 30, 2026, by and among the Company, Physicians, Ivie (the “Share Exchange Agreement”).

The Amendment revises the voting and conversion terms of the Series A Voting Preferred Stock, Series B-1 Convertible Preferred Stock and Series B-2 Convertible Preferred Stock to be issued in connection with the transactions contemplated by the Share Exchange Agreement. The Amendment also corrects the Share Exchange Agreement’s references to the capitalization of Physicians, which originally stated 10,000 authorized and outstanding shares of common stock, to reflect 10,000,000 authorized and 10,000,000 issued and outstanding shares of common stock, immediately prior to the Closing, including all shares issued pursuant to the Permitted Employee Equity Grants, as reflected on the final Seller Allocation Schedule, and excluding any shares surrendered to Physicians and not reissued prior to the Closing. The Amendment also waives the requirements under the Share Exchange Agreement that the parties execute and deliver a Voting Agreement and a Lock-Up Agreement and the related closing conditions and delivery obligations. Except as expressly amended or waived by the Amendment, the Share Exchange Agreement remains in full force and effect.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1	Amendment No. 1 and Waiver to Share Exchange Agreement, dated as of October 1, 2026, by and among Public Company Management Corporation, Physicians Capital Management Corporation and Conrad Ivie, M.D.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: October 1, 2026

PUBLIC COMPANY MANAGEMENT CORPORATION

By:	/s/ Quynh Hoa T. Tran
Quynh Hoa T. Tran
President